Exhibit 10.2

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following purchase and sale agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.1 to this Form 8-K:

1.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Medford LLC and CHP Partners, LP

2.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Auburn Assisted Living LLC and CHP Partners, LP

3.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Beaverton LLC and CHP Partners, LP

4.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Billings LLC and CHP Partners, LP

5.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Boise LLC and CHP Partners, LP

6.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Albany Assisted Living, LLC (DBA Cambridge Terrace) and CHP Partners, LP

7.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Sandy Assisted Living LLC (DBA Cascadia Village) and CHP Partners, LP

8.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Five Rivers Assisted Living & Retirement Community, LLC and CHP Partners, LP

9.	Purchase and Sale Agreement dated as of August 21, 2013 by and between JILAR Cottages L.L.C. and CHP Partners, LP

10.	Purchase and Sale Agreement dated as of August 21, 2013 by and between JILAR Enterprises L.L.C. and CHP Partners, LP

11.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Bend LLC and CHP Partners, LP

12.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Gresham Assisted Living LLC and CHP Partners, LP

13.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Idaho Falls LLC and CHP Partners, LP

14.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Longview Monticello, LLC and CHP Partners, LP

15.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Roseburg Assisted Living LLC (DBA Oak Park Assisted Living Community) and CHP Partners, LP

16.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Orchard Heights Senior Community, LLC and CHP Partners, LP

17.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Tualatin Assisted Living LLC (DBA Riverwood Assisted Living Residence) and CHP Partners, LP

18.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Yelm LLC and CHP Partners, LP

19.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Southern Hills Assisted Living Community, LLC and CHP Partners, LP

20.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Sparks LLC and CHP Partners, LP

21.	Purchase and Sale Agreement dated as of August 21, 2013 by and between West Hills Assisted Living Community LLC and CHP Partners, LP

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